UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2009

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its charter)

Luxembourg (State or other jurisdiction of incorporation)	001-34354 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)
2, rue Jean Bertholet
L-1233, Luxembourg
(Address of principal executive offices including zip code)
+352 2469 7900
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 11, 2009, Altisource Portfolio Solutions S.A. issued a press release announcing financial results for its quarter ended September 30, 2009.
A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.
Non-GAAP Financial Information
Altisource discloses the following financial measure that is calculated and presented on a basis other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in the attached press release:
•	Altisource evaluates performance based on several factors, of which the primary financial measure is income before interest, tax, depreciation and amortization (“EBITDA”). The Company believes that this non-GAAP financial measure is useful to investors and analysts in analyzing and assessing its overall business performance, for making operating and compensation decisions and for forecasting and planning future periods. The Company uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance and to provide incremental insight into the underlying factors and trends affecting both the Company’s performance and its cash-generating potential. The Company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that allows for greater transparency in the review of its financial and operational performance and enables investors to more fully understand trends in its current and future performance.
Reconciliation of this non-GAAP financial measure to the most directly comparable financial measures calculated and presented in accordance with GAAP is included in the attached press release. This non-GAAP financial measure should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.
Pro forma weighted average shares outstanding — basic, for the three and nine months ended September 30, 2009 is calculated using the number of shares issued by Altisource on August 10, 2009, as if the shares had been issued on July 1, 2009 and January 1, 2009, respectively. Pro forma weighted average shares outstanding — basic, for the three and nine months ended September 30, 2008 is calculated using the same number of shares as the pro forma weighted average shares outstanding — basic for the 2009 periods as if the shares had been issued on July 1, 2009 and January 1, 2009, respectively. Pro forma weighted average shares outstanding — diluted, for the three and nine months ended September 30, 2009, is calculated using the same number of shares as the pro forma weighted average shares outstanding — basic, plus common stock equivalents from stock awards.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release of Altisource Portfolio Solutions S.A. dated November 11, 2009.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 12, 2009

Altisource Portfolio Solutions S.A.
By:	/s/ Robert D. Stiles
	Name:	Robert D. Stiles
	Title:	Chief Financial Officer

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